Supplement dated September 19, 2019

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses, Statutory Prospectuses, and Statements of Additional Information for Class A, C, R, Y, R5 and R6 shares of the Funds listed below:

Invesco Oppenheimer Global Multi-Asset Growth Fund

Invesco Oppenheimer Global Multi-Asset Income Fund

This supplement amends the Summary Prospectuses, Statutory Prospectuses, and Statements of Additional Information for Class A, C, R, Y, R5 and R6 of the above referenced funds (the “Funds”) and is in addition to any other supplement(s).

Effective on or about November 18, 2019, Barings LLC (“Barings”) will no longer serve as the Funds’ sub-adviser. Therefore, any and all references to Barings are hereby removed as of the date set forth above.

You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses, and Statements of Additional Information and retain it for future reference.

O-GLMAI and O-GLMAG SUP 091919